Exhibit 10.12.7

AMENDMENT NO. 6

to the

SECOND AMENDED AND RESTATED AGREEMENT

between

PHILIP MORRIS USA INC.

and

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

for FINE PAPER SUPPLY

This Amendment No. 6, effective December 31, 2004, is by and between Philip Morris USA Inc. (formerly Philip Morris Incorporated), a Virginia corporation doing business as Philip Morris U.S.A. (“Buyer”), and Schweitzer-Mauduit International, Inc., a Delaware corporation (“Seller”).

RECITALS

                Whereas, Buyer and Seller have previously entered into the Second Amended and Restated Agreement for Fine Paper Supply, effective July 1, 2000, which has been amended by Amendment No. 1, effective May 23, 2002, Amendment No. 2, effective January 1, 2003, Amendment No. 3, effective August 11, 2003, Amendment No. 4, effective January 1, 2004 and Amendment No. 5, effective December 15, 2004 (as amended, the “Agreement”); and

                Whereas, Buyer and Seller now wish to further amend the Agreement as provided herein.

Now therefore, in consideration of the promises exchanged herein and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, Buyer and Seller agree as follows:

1.             Definitions.  Except as expressly provided herein, all capitalized terms used herein shall have the meanings assigned to them in the Agreement or in the Amended and Restated Addendum to Fine Papers Supply Agreement, effective July 1, 2000, amended by Amendment No. 1, effective August 4, 2000, Amendment No. 2, effective January 25, 2001, Amendment No. 3, effective September 26, 2001, and Amendment No. 4, effective September 12, 2002 (as amended, the “Addendum”).

2.             For the Year beginning ***, it is the intention of the Parties to provide for an adjustment in the compensation due from Buyer to Seller pursuant to the Agreement  ***:

***  Confidential material appearing in this document has been omitted and filed separately with the Securities and Exchange Commission in accordance with Rule 24 b-2, promulgated under the Securities and Exchange Act of 1934, as amended.  Omitted information has been replaced with asterisks.

Category:	***	***

Cigarette Paper (including Banded Cigarette Paper)	***	***

Plug Wrap	***	***

Tipping Paper	***	***

                ***

                For purposes of this provision, “***” of a Category shall mean the aggregate of all Direct and Indirect Purchases of that Category which are ordered for delivery in ***, and also includes (a) any amounts that are ordered for delivery in *** but which Seller fails to deliver for any reason and (b) any amounts that are ordered for delivery in *** but which Buyer (or its Contractor, as applicable) does not take delivery of due to a Force Majeure event preventing such taking of delivery.

                No later than ***, Seller will provide for Buyer’s review and approval an accounting of ***, along with a computation of any *** and a listing of any ***.  Payment of any undisputed amounts due to Seller pursuant to this provision will by made by Buyer no later than 60 days after Buyer’s receipt of Seller’s accounting.

3.             Other Provisions Unchanged.  All other provisions of the Agreement shall remain unchanged.

4.             Separate Counterparts.  This Amendment No. 6 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

5.             Entire Agreement.  The Agreement and this Amendment No. 6 constitute the entire agreement between the parties regarding the subject matter contained herein.

                IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to sign this Amendment No. 6, intending that the parties should be bound thereby.

PHILIP MORRIS USA INC.		SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
By:	/s/ CRAIG E. STARIHA	By:	/s/ PETER J. THOMPSON

Name: Craig E. Stariha		Name: Peter J. Thompson
Title: Director, Purchasing		Title: President — U.S. Operations